Exhibit 10.1

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of April 30, 2012 (the “First Amendment Effective Date”), is among MEMORIAL PRODUCTION OPERATING LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”); MEMORIAL PRODUCTION PARTNERS LP, a limited partnership formed under the laws of the State of Delaware (the “Parent”); each of the other undersigned guarantors (the “Other Guarantors”, and together with the Borrower and the Parent, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.    The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 14, 2011 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.    The parties hereto desire to amend certain terms of the Credit Agreement in certain respects to be effective as of the First Amendment Effective Date.

C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1    Additional Definition. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“First Amendment” means that certain First Amendment to Credit Agreement dated as of April 30, 2012, among the Borrower, the Parent, the other Guarantors, the Administrative Agent and the Lenders.

2.2    Amended Definition. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Agency Fee Letter, and the Security Instruments.

2.3    Amendment to Definition. Clause (h) of the definition of “Debt” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“(h)     all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others and, to the extent entered into as a means of providing credit support for the obligations of others and not primarily to enable such Person to acquire any such Property, all obligations or undertakings of such Person to purchase the Debt or Property of others;”

Section 3.     Conditions Precedent. The effectiveness of this First Amendment is subject to the following:

3.1    The Administrative Agent shall have received counterparts of this First Amendment from the Loan Parties and the Majority Lenders.

3.2    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this First Amendment.

3.3    The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

Section 4.    Representations and Warranties; Etc. Each Loan Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date), (b) no Defaults exist under the Loan Documents or will, after giving effect to this First Amendment, exist under the Loan Documents and (c) no Material Adverse Effect has occurred.

Section 5.    Miscellaneous.

5.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2    Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party and (iv) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

5.3    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4    No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5    Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7    Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8    Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	MEMORIAL PRODUCTION OPERATING LLC, a Delaware limited liability company

	By:	Memorial Production Partners LP, its sole member

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ Andrew J. Cozby
		Name:	Andrew J. Cozby
		Title:	Vice President & Chief Financial Officer

GUARANTORS:	MEMORIAL PRODUCTION PARTNERS LP, a Delaware limited partnership

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ John A. Weinzierl
		Name:	John A. Weinzierl
		Title:	President & Chief Executive Officer

COLUMBUS ENERGY, LLC, a Delaware limited liability company

	By:	Memorial Production Operating LLC, its sole member

	By:	Memorial Production Partners LP, its sole member

	By:	Memorial Production Partners GP LLC, its general partner

		By:	/s/ John A. Weinzierl
		Name:	John A. Weinzierl
		Title:	President & Chief Executive Officer

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MEMORIAL PRODUCTION OPERATING LLC]

ETX I LLC, a Delaware limited liability company

By:	Memorial Production Operating LLC, its sole member

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

	By:	/s/ John A. Weinzierl
	Name:	John A. Weinzierl
	Title:	President & Chief Executive Officer

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MEMORIAL PRODUCTION OPERATING LLC]

ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By:	/s/ Michael Real
Name:	Michael Real
Title:	Director

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Michael A. Kamauf
	Name:	Michael A. Kamauf
	Title:	Vice President

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	BNP PARIBAS, as a Lender

	By:	/s/ GREG SMOTHERS
	Name:	GREG SMOTHERS
	Title:	DIRECTOR

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Yasantha Gunaratna
	Name:	Yasantha Gunaratna
	Title:	Vice President

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	COMERICA BANK, as a Lender

	By:	/s/ Jeff Treadway
	Name:	Jeff Treadway
	Title:	Vice President

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Chris Benton
	Name:	Chris Benton
	Title:	Authorized Signatory

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	TEXAS CAPITAL BANK, N.A., as a Lender

	By:	/s/ Moni Collins
	Name:	Moni Collins
	Title:	Vice President

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Justin M. Alexander
	Name:	Justin M. Alexander
	Title:	Vice President

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MEMORIAL PRODUCTION OPERATING LLC]

LENDER:	UNION BANK, N.A., as a Lender

	By:	/s/ Paul E. Cornell
	Name:	Paul E. Cornell
	Title:	Senior Vice President

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MEMORIAL PRODUCTION OPERATING LLC]